CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report On Form 10-KSB of New Life Scientific, Inc. for the Year Ended December 31, 2007, I, Richard Amy, Chief Executive Officer and Henry Val, Chief Financial Officer of New Life Scientific, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.        Such Yearly Report on Form 10-KSB for the year ended December 31, 2007, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in such Yearly Report on Form 10-KSB for the year ended December 31, 2007, fairly presents, in all material respects, the financial condition and results of operations of

APPLIED WELLNESS CORPORATION

Dated: April 8     , 2008

APPLIED WELLNESS CORPORATION

By:	/s/ Dr Richard Amy
Chief Executive Officer
Chief Financial Office

APPLIED WELLNESS CORPORATION

By:	/Henry Val
Chief Financial Office